Angel Oak Multi-Strategy Income Fund
Class A Shares – ANGLX
Class T Shares – ANGTX (not currently available for purchase)
Class C Shares – ANGCX
Institutional Class Shares – ANGIX

Angel Oak Financials Income Fund
(formerly known as Angel Oak Flexible Income Fund)
Class A Shares – ANFLX
Class T Shares – ANFTX (not currently available for purchase)
Class C Shares – AFLCX
Institutional Class Shares – ANFIX

Angel Oak High Yield Opportunities Fund
Class A Shares – ANHAX
Class T Shares – ANHTX (not currently available for purchase)
Class C Shares – ANHCX
Institutional Class Shares – ANHIX

Angel Oak UltraShort Income Fund
Class A Shares – AOUAX
Class C Shares – AOUCX
Institutional Class Shares – AOUIX
PROSPECTUS

May 31, 2019
as supplemented June 10, 2019

Effective immediately, the following sub-section under “Account and Transaction Policies” is replaced with the following:

Conversion of Class C Shares. Effective on or about May 31, 2019 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date will automatically convert to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the ten-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the ten year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, the Trust understands that group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.